FIRST EAGLE FUNDS

First Eagle Gold Fund

1345 Avenue of the Americas
New York, New York 10105
(800) 334-2143

SUPPLEMENT DATED SEPTEMBER 12, 2007
TO PROSPECTUS DATED MARCH 1, 2007

This Supplement is intended to highlight certain changes to the First Eagle Funds' Prospectus dated March 1, 2007. Please review these matters carefully.

First Eagle Gold Fund Opening to New Investors

Effective at the start of business on Monday, October 1, 2007, the First Eagle Gold Fund, which has been closed to new investors since May 5, 2006, will again begin accepting new investors. At that time, shares of the First Eagle Gold Fund will be available for purchase as described in the section of the First Eagle Funds Prospectus entitled "About Your Investment – How to Purchase Shares." Also at that time, all references in the First Eagle Funds' Prospectus to the First Eagle Gold Fund as "closed" should be disregarded.

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The information contained in this Supplement modifies the First Eagle Funds' Prospectus dated March 1, 2007. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Prospectus entitled "About Your Investment – How to Purchase Shares," "About Your Investment – Closed Funds and Shares Classes" and "Once You Become a Shareholder – Exchanging Your Shares."